Exhibit 4.1

NUMBER	SHARES
[#]	[#]

[VISA LOGO]

CUSIP [#]
SEE REVERSE FOR CERTAIN DEFINITIONS
AND TRANSFER RESTRICTIONS

VISA INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS [    ] COMMON STOCK, PAR VALUE $0.0001 PER SHARE, OF

VISA INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

[SIGNATORY NAME]	[SIGNATORY NAME]
[SIGNATORY TITLE]	[SIGNATORY TITLE]

[Visa Inc. Delaware
Corporate Seal]

COUNTERSIGNED AND REGISTERED:
[NAME]
TRANSFER AGENT AND REGISTRAR
BY: [SIGNATURE]
AUTHORIZED SIGNATURE

VISA INC.

The shares of common stock represented by this certificate are subject to certain restrictions on transfer, limitations on beneficial ownership and other restrictions and limitations contained in the Corporation’s Certificate of Incorporation. Upon request, the Corporation will furnish any holder of shares of common stock of the Corporation, without charge, with a full statement of the powers, designations, preferences, and relative, participating, optional or other special rights of any class or series of capital stock of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Secretary of the Corporation at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	- as tenants in common

TEN ENT	- as tenants by the entireties

JT TEN	- as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT	-		Custodian
		(Cust.)		(Minor)

under Uniform Gifts to Minors Act
(State)

UNIF TRANSFERS MIN ACT	-		Custodian
		(Cust.)		(Minor)

under Uniform Transfers to Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

For value received,                      hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

Shares of the common stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint                                               Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT SHOULD CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEED MEDALLION PROGRAM), PURSUANT TO SEC RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.